Exhibit 32

Healthcare Realty Trust Incorporated

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Healthcare Realty Trust Incorporated (the “Company”) on Form 10-Q for the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David R. Emery, Chairman of the Board and Chief Executive Officer of the Company, and I, Scott W. Holmes, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2012

/S/ DAVID R. EMERY
David R. Emery
Chairman of the Board and Chief Executive Officer

/S/ SCOTT W. HOLMES
Scott W. Holmes
Executive Vice President and Chief Financial Officer